UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22690

Tortoise Energy Independence Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211

(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: February 28,  2017

Item 1. Schedule of Investments.

Tortoise Energy Independence Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)

	February 28, 2017
Common Stock - 92.6%(1)	Shares	Fair Value
Crude Oil Pipelines - 0.0%(1)
United States - 0.0%(1)
SemGroup Corporation	344	$12,092
Natural Gas Gathering/Processing - 0.6%(1)
United States - 0.6%(1)
Targa Resources Corp.	26,507	1,497,646

Oil and Gas Production - 92.0%(1)
The Netherlands - 2.6%(1)
Royal Dutch Shell plc (ADR)	114,500	5,941,405
United States - 89.4%(1)
Anadarko Petroleum Corporation(2)	253,900	16,414,635
Antero Resources Corporation(2)(3)	146,610	3,515,708
Cabot Oil & Gas Corporation(2)	357,700	7,833,630
Carrizo Oil & Gas, Inc.(2)(3)	201,800	6,568,590
Centennial Resource Development, Inc.(3)(4)	117,239	2,132,577
Cimarex Energy Co.(2)	76,000	9,554,720
Concho Resources Inc.(2)(3)	98,443	13,038,775
Continental Resources, Inc.(2)(3)	149,000	6,734,800
Devon Energy Corporation(2)	258,534	11,210,034
Diamondback Energy, Inc.(2)(3)	107,400	10,832,364
EOG Resources, Inc.(2)	201,500	19,543,485
EQT Corporation(2)	210,085	12,581,991
Extraction Oil & Gas, Inc.(2)(3)	208,446	3,689,494
Laredo Petroleum, Inc.(3)	40	553
Newfield Exploration Company(2)(3)	193,488	7,054,572
Parsley Energy, Inc.(2)(3)	247,600	7,524,564
PDC Energy, Inc.(2)(3)	63,500	4,291,965
Pioneer Natural Resources Company(2)	163,015	30,315,900
Range Resources Corporation(2)	199,987	5,523,641
Rice Energy Inc.(2)(3)	270,700	5,048,555
RSP Permian, Inc.(2)(3)	245,300	9,686,897
SM Energy Company(2)	256,100	6,312,865
Whiting Petroleum Corporation(3)	27	293
WPX Energy, Inc.(2)	491,500	6,340,350
		211,692,363

Total Common Stock (Cost $241,409,344)		213,202,101

Master Limited Partnerships and Related Companies - 34.0%(1)
Crude Oil Pipelines - 10.2%(1)
United States - 10.2%(1)
Enbridge Energy Management, L.L.C.(5)	526,878	9,167,682
Plains All American Pipeline, L.P.	204,532	6,561,387
Shell Midstream Partners, L.P.	51,895	1,700,080
Sunoco Logistics Partners L.P.	112,782	2,856,768
Tesoro Logistics LP	57,607	3,243,850
		23,529,767
Natural Gas/Natural Gas Liquids Pipelines - 7.4%(1)
United States - 7.4%(1)
Energy Transfer Equity, L.P.(4)	44,365	777,718
Energy Transfer Partners, L.P.	152,945	5,782,850
Enterprise Products Partners L.P.	205,200	5,751,756
EQT GP Holdings, LP	8,439	230,722
EQT Midstream Partners, LP	24,303	1,915,563
Spectra Energy Partners, LP	34,627	1,548,866
Tallgrass Energy Partners, LP	20,140	1,076,684
		17,084,159
Natural Gas Gathering/Processing - 10.1%(1)
United States - 10.1%(1)
Antero Midstream Partners LP	75,672	2,595,550
DCP Midstream Partners, LP	155,345	6,089,524
EnLink Midstream Partners, LP	86,700	1,623,024
MPLX LP	121,726	4,529,425
Noble Midstream Partners LP	25,215	1,225,449
Rice Midstream Partners LP	181,028	4,455,099
Western Gas Partners, LP	17,480	1,086,732
Williams Partners L.P.	42,688	1,720,326
		23,325,129
Refined Product Pipelines - 6.3%(1)
United States - 6.3%(1)
Buckeye Partners, L.P.	49,673	3,423,463
Holly Energy Partners, L.P.	100,261	3,601,375
Magellan Midstream Partners, L.P.	40,587	3,145,898
Phillips 66 Partners LP	53,277	2,963,800
Valero Energy Partners LP	26,106	1,278,150
		14,412,686

Total Master Limited Partnerships and Related Companies (Cost $68,669,465)		78,351,741

Preferred Stock - 1.7%(1)
Natural Gas Gathering/Processing - 1.0%(1)
United States - 1.0%(1)
Targa Resources Corp., 9.500%(4)(6)	1,997	2,261,532

Oil and Gas Production - 0.7%(1)
United States - 0.7%(1)
Anadarko Petroleum Corporation, 7.500%, 06/07/2018	36,900	1,610,685

Total Preferred Stock (Cost $3,203,127)		3,872,217

Short-Term Investment - 0.1%(1)
United States Investment Company - 0.1%(1)
Government & Agency Portfolio - Institutional Class, 0.47%(7) (Cost $141,979)	141,979	141,979

Total Investments - 128.4%(1) (Cost $313,423,915)		295,568,038
Total Value of Options Written (Premiums received $1,987,459) - (0.2)%(1)		(470,416)
Other Assets and Liabilities - 0.1%(1)		203,788
Credit Facility Borrowings - (28.3)%(1)		(65,100,000)
Total Net Assets Applicable to Common Stockholders - 100.0%(1)		$230,201,410

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3) Non-income producing security.
(4)	Restricted securities have a total fair value of $5,171,827 which represents 2.2% of net assets.
(5) Security distributions are paid-in-kind.
(6)	Securities have been valued in accordance with fair value procedures.
(7) Rate indicated is the current yield as of February 28, 2017.

Tortoise Energy Independence Fund, Inc.
SCHEDULE OF OPTIONS WRITTEN (Unaudited)
February 28, 2017

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	March 2017	$72.25	2,539	$(20,189)
Antero Resources Corporation	March 2017	27.25	1,466	(9,955)
Cabot Oil & Gas Corporation	March 2017	25.00	3,577	(53,655)
Carrizo Oil & Gas, Inc.	March 2017	37.50	2,018	(18,162)
Cimarex Energy Co.	March 2017	143.50	760	(10,495)
Concho Resources Inc.	March 2017	150.00	984	(14,760)
Continental Resources, Inc.	March 2017	51.00	1,490	(22,350)
Devon Energy Corporation	March 2017	47.75	2,585	(34,385)
Diamondback Energy, Inc.	March 2017	115.00	1,074	(13,425)
EOG Resources, Inc.	March 2017	110.00	2,015	(10,075)
EQT Corporation	March 2017	67.00	2,100	(23,164)
Extraction Oil & Gas, Inc.	March 2017	20.00	2,084	(46,890)
Newfield Exploration Company	March 2017	46.00	1,934	(43,515)
Parsley Energy, Inc.	March 2017	35.00	2,476	(24,760)
PDC Energy, Inc.	March 2017	78.25	635	(3,414)
Pioneer Natural Resources Company	March 2017	210.00	1,630	(16,300)
Range Resources Corporation	March 2017	35.50	1,999	(1,975)
Rice Energy Inc.	March 2017	22.35	2,707	(11,653)
RSP Permian, Inc.	March 2017	45.50	2,453	(22,826)
SM Energy Company	March 2017	30.25	2,561	(19,318)
WPX Energy, Inc.	March 2017	15.00	4,915	(49,150)

Total Value of Call Options Written (Premiums received $1,987,459)				$(470,416)

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of February 28, 2017.  These assets and liabilities are measured on a recurring basis.
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$211,069,524	$2,132,577	$-	$213,202,101
Master Limited Partnerships and Related Companies(a)	77,574,023	777,718	-	78,351,741
Preferred Stock(a)	1,610,685	-	2,261,532	3,872,217
Short-Term Investment(b)	141,979	-	-	141,979
Total Assets	$ 290,396,211	$ 2,910,295	$ 2,261,532	$ 295,568,038
Liabilities
Written Call Options	$ 313,042	$ 157,374	$ -	$ 470,416
(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company utilizes the beginning of reporting period method for determining transfers between levels.  During the period ended February 28, 2017, Rice Midstream Partners LP common units held by the Company, in the amount of $2,865,468 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of Rice Midstream Partners LP.  There were no other transfers between levels for the Company during the period ended February 28, 2017.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  The Company primarily owns securities that are listed on a securities exchange or are traded in the over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date.  If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company's ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company's portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade.  If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the last highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded.  The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

Unobservable inputs shall be used to measure fair value to the extent that observable inputs are not available, thereby allowing for situations in which there is little, if any, market activity.  Unobservable inputs shall reflect the Company’s own beliefs about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Unobservable inputs shall be developed based on the best information available in the circumstances, which might include the Company’s own data. The Company’s own data shall be adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.  Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security.  Debt securities with 60 days or less to maturity at time of purchase are valued on the basis of amortized cost, which approximates market value.

The following table presents the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period ended February 28, 2017.

	Preferred Stock	Warrants
Balance - beginning of period	$2,063,121	$1,345,782
Purchases	-	-
Return of capital	(47,429)	-
Sales	-	(1,448,266)
Total realized gains	-	1,159,579
Change in unrealized gains	245,840	(1,057,095)
Balance - end of period	$2,261,532	$-

$245,840 of unrealized gains relate to investments that are still held at the end of the reporting period.

Certain of the Company’s investments are restricted and are valued as determined in accordance with fair value procedures.  The following table shows the shares, acquisition date, acquisition cost, fair value and the percent of net assets which the securities comprise at February 28, 2017.

Investment Security	Investment Type	Shares	Acquisition Date	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
Centennial Resource Development, Inc.	Common Stock	117,239	12/28/2016	$1,704,655	$2,132,577	0.9%
Energy Transfer Equity, L.P.	Master Limited Partnership	44,365	01/12/17	798,570	777,718	0.3
Targa Resources Corp., 9.500%	Preferred Stock	1,997	03/16/16	1,768,223	2,261,532	1.0
				$4,271,448	$5,171,827	2.2%

As of February 28, 2017, the aggregate cost of securities for federal income tax purposes was $304,700,464. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $29,142,640, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $38,275,066 and the net unrealized depreciation was $9,132,426.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.
Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise Energy Independence Fund, Inc.

Date: April 28, 2017	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise Energy Independence Fund, Inc.

Date: April 28, 2017	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Tortoise Energy Independence Fund, Inc.

Date: April 28, 2017	By:	/s/ Brent Behrens
Brent Behrens
Principal Financial Officer and Treasurer